UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-9082

M FUND, INC.
(Exact name of registrant as specified in charter)

M Financial Plaza 1125 NW Couch Street, Suite 900 Portland, Oregon			97209
(Address of principal executive offices)			(Zip code)

Daniel F. Byrne, President M Fund, Inc. M Financial Plaza 1125 NW Couch Street, Suite 900 Portland, Oregon 97209
(Name and address of agent for service)
with a Copy to: Frederick R. Bellamy, Esquire Sutherland, Asbill & Brennan LLP 1275 Pennsylvania Avenue, N.W. Washington, D.C. 20004-2404
Registrant’s telephone number, including area code:		(503) 232-6960

Date of fiscal year end:	12/31/2005

Date of reporting period:	01/01/2005 to 12/31/2005

Item 1. Reports to Stockholders.

The annual report for the period January 1, 2005 through December 31, 2005 is filed herewith.

M FUND, INC.

Brandes International Equity Fund
Turner Core Growth Fund
Frontier Capital Appreciation Fund
Business Opportunity Value Fund

Annual Report
December 31, 2005

M Fund, Inc.

PRESIDENT’S LETTER

Dear Contract Owners:

We are pleased to share the financial condition of M Fund, Inc. (the “Company”) as presented in the following Annual Report dated December 31, 2005. Total net assets under management ended 2005 at $666 million.

Sub-Advisers to the portfolios, under the direction of M Financial Investment Advisers, Inc., the investment adviser to the Company, have prepared the attached discussion of results for each portfolio of the company for the year ended December 31, 2005, in addition to their outlook for 2006.

Sub-Advisers to the portfolio of the Company are: Brandes Investment Partners, LP for the Brandes International Equity Fund, Turner Investment Partners, Inc. for the Turner Core Growth Fund, Frontier Capital Management Company, LLC for the Frontier Capital Appreciation Fund, and Iridian Asset Management LLC for the Business Opportunity Value Fund.

The M Fund Board of Directors, in coordination with M Financial Investment Advisers, Inc. and M Fund, Inc.’s participating insurance carriers remain committed to providing opportunities to add value to shareholders.

We look forward to continued growth in assets in the upcoming year.

Sincerely,

DANIEL F. BYRNE

President

M Fund, Inc.

BRANDES INTERNATIONAL EQUITY FUND

The Portfolio

In 2005, the Brandes International Equity Fund (the “Portfolio”) gained 10.55%. Over the same period, the MSCI EAFE Index was up 13.54%.

Stock markets in Asia, including Japan, tended to register healthy gains for the year, and four of five top performers for the Portfolio were based in Asia. Gains for holdings in Germany and the United Kingdom also made positive contributions to the Portfolio’s performance. The Portfolio’s top overall performers included Mitsubishi Heavy Industries (Japan, machinery), Mitsubishi UFJ Financial Group (Japan, commercial banking), and Marks & Spencer Group (United Kingdom, multiline retail).

From an industry perspective, advances for positions in commercial banking and insurance made the most substantial contributions to returns. Among the holdings from these industries posting gains were Sumitomo Mitsui Financial Group (Japan, commercial banking), Mitsui Sumitomo Insurance (Japan, insurance), and Aegon (Netherlands, insurance). Declines for holdings in the diversified telecom services industry, including Deutsche Telekom (Germany) and Telecom Italia (Italy), weighed on performance.

Other top performing stocks for the period included Korea Electric Power (South Korea, electric utilities), Volkswagen (Germany, automobiles), and Nestle (Switzerland, food products).

During the year, the Portfolio’s country and industry exposures shifted due to stock-specific buying and selling, as well as changes in the prices of holdings. For example, exposure to Japan and the household durables industry increased, while exposure to the oil, gas & consumable fuels industry declined. Overall, we believe the Portfolio remains well positioned to deliver favorable long-term results.

The Markets

In general, stocks in non-U.S. markets, spurred by gains in Asia, climbed during the year. For example, the MSCI Japan Index advanced 25.5% and the MSCI Korea Index rose 58.0%. Stocks in Europe tended to post solid gains as well. The MSCI Europe Index advanced 9.4%.

In Japan, a survey released in December indicated that business confidence is strengthening as survey results climbed to the highest level in over 10 years. A surge in exports pointed to an acceleration in Japan’s economic activity. Earlier this year, the country’s jobless rate fell to its lowest level in more than six years, consumer prices fell, and rising wages triggered increased consumer spending. According to the Ministry of Land, Infrastructure and Transport, Tokyo property value rose for the first time in 15 years.

The European Central Bank (ECB) raised interest rates for the first time in five years during December. According to an article appearing in The Wall Street Journal (December 5, 2005), ECB President Jean-Claude Trichet’s concerns over inflation drove the quarter of a percent rate hike. Meanwhile, the Bank of England decided to hold rates steady at 4.5%, even as inflationary pressures receded from the eight-year highs posted during September. High unemployment tended to remain a concern in several European countries. For example, in France the unemployment rate reached a five-year high, while Germany’s unemployment rate was close to a post-World War II high.

Among emerging markets, stocks tended to post significant gains. The MSCI Emerging Markets Latin America Index rose 50.4% while the MSCI Emerging Markets Asia Index climbed 27.5%. Brazil’s Central

Bank cut interest rates in September, its first cut in 17 months. While the country’s budget deficit hit an 11-month high in the fourth quarter, Brazilian stock markets recorded record highs during December. South Korea’s jobless rate fell to an eight-month low in November, and the sales at department stores rose by nearly 6% from the year earlier period.

Current Strategy

While we monitor short-term events in international equity markets, our investment philosophy focuses on company-by-company analysis. We take a long-term perspective and believe that none or very little of the short-term “market news” provides useful information to investors.

As a bottom-up manager, we do not make top-down projections for sectors, industries, countries, economies, or interest rates. We choose our equities one company at a time based on a comprehensive review of their fundamental strengths with an eye to understanding the nature of their businesses and an estimate of their long-term intrinsic values. We believe the Portfolio remains well positioned to deliver long-term appreciation. Heading into 2006, the Portfolio had its greatest exposure to the diversified telecom services and banking industries and, with regard to countries, to Japan and the United Kingdom.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sector discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Please note that all indices are unmanaged and are not available for direct investment.

Index Guide

MSCI EAFE Index: The MSCI EAFE Index consists of equities from Europe, Australasia, and the Far East. The index is often used as a benchmark for international equity portfolios and includes dividends and distributions, but does not reflect fees, brokerage commissions, or other expenses of investing.

MSCI Europe: The MSCI Europe Index is an unmanaged index consisting of securities listed on exchanges in the major European countries, and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Emerging Markets Asia: The MSCI Emerging Markets Asia Index is an unmanaged, float-weighted index consisting of securities listed on exchanges in developing nations throughout Asia and includes dividends, but does not reflect fees, brokerage commissions, withholding taxes, or other expenses of investing.

MSCI Emerging Markets Latin America: The MSCI Emerging Markets Latin America Index is an unmanaged, float-weighted index consisting of securities listed on exchanges in developing nations throughout Latin America and includes dividends, but does not reflect fees, brokerage commissions, withholding taxes, or other expenses of investing.

MSCI country indices: MSCI country indices consist of equities listed on exchanges in select developed and emerging markets around the world. For example, the MSCI United Kingdom Index consists of equities listed on exchanges in the United Kingdom. MSCI country indices include dividends and distributions, but do not reflect fees, brokerage commissions, or other expenses of investing.

Performance figures represent past performance and are not indicative of future performance of the Fund or Index. Share value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original investment. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sector discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Please note that all indices are unmanaged,do not incur expenses, and are not available for direct investment.

Brandes Investment Partners, L.P.

Investment Sub-Adviser to the Brandes International Equity Fund

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE BRANDES INTERNATIONAL EQUITY FUND AND MSCI EAFE INDEX

The Fund’s total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the Fund or Index. Share value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

*       Inception date is January 4, 1996

**    1/1/96 to 12/31/05

MORGAN STANLEY CAPITAL INTERNATIONAL—EUROPE, AUSTRALIA, FAR EAST INDEX

The arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of the following 21 countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It includes the effect of reinvested dividends, net of foreign taxes withheld, and is measured in U.S. dollars. The index is calculated on a total return basis.

TURNER CORE GROWTH FUND

In 2005 earnings were strong but the stock market was not. Corporate America increased earnings by an estimated 13.6%, but the stock market, as represented by the S&P 500 Index, gained just 4.91%. Indeed, companies continued to go on a profit tear the likes of which has not been seen in modern times. If, as expected, the companies in the S&P 500 Index report earnings increases of at least 10% for the fourth quarter over the same period last year, it will mark the 15th consecutive quarter of double-digit earnings growth. But the continued earnings strength failed to help the stock market to at least match 2004’s 10.88% return, confounding the expectations of some market strategists.

Because the gains in recent years have tended to come in brief, intense bursts, with plenty of doldrums in between, the market’s performance has seemed more lackluster than it actually has been. So it may come as something of a surprise to those who are inclined to bearishness that the S&P 500 Index has now produced three consecutive up years and a highly respectable three-year annualized return of 14.39%. (The long-term average annual return is 10%.)

As a consequence of 2005’s subpar return, the price/earnings multiple of stocks in aggregate declined. At the end of the year, the price/earnings ratio of the S&P 500 was 16.4 times 2005 earnings. It finished 2004 at 18 times that year’s earnings. The 16.4 P/E is the lowest for the S&P 500 in 10 years.

Investor sentiment throughout the year was soured by a double dose of rising interest rates and high energy prices. From a 45-year low of 1% in 2004, the Federal Reserve has hiked short-term rates to a current 4.25%. Oil prices in August climbed to a record of more than $68 per barrel before ending the year at about $63. The worry among investors was that higher rates and oil prices would crimp consumer spending, the engine that drives the economy.

Good security selection in the major market sectors helped the Turner Core Growth Fund (the “Portfolio”) produce a solidly positive return of 13.92% for the year. This return significantly outperformed the Portfolio’s benchmark, the Russell 1000 Growth Index’s return of 5.27%. Nine of the portfolio’s 11 sector positions beat their corresponding index sectors. Performance for the past year was largely driven by the energy and utility sectors, a combined 11% weighting.

Our energy sector overweight versus the index benefited the Portfolio as energy was the top performing sector in the Portfolio for the year. The portfolio’s energy stocks advanced as the entire group is riding the wave of higher commodity prices. Ultra Petroleum Corp. continues to be a leader in this sector climbing over 120% for the year. Production increases in their China and Wyoming assets, coupled with rising energy prices, have provided a substantial benefit to this E&P Company’s earnings. Peabody Energy Corp. in the coal industry benefited from strong coal markets during the year. Utilities have historically low inventory levels currently under strong electricity demand. The supply demand imbalance has led to record prices as a result Peabody reset steam coal contracts at much higher prices. The company has benefited from strong metallurgical coal pricing trends as well.

Also contributing to performance was the utility sector. We were overweight versus the index and positive security selection boosted performance. Oil and gas related companies Southwestern Energy and Questar also benefited from increasing commodity prices. Wireless telecom company America Movil SA de CV continues its rapid growth and penetration persists mainly in Mexico and other Latin American countries.

The main detractor from performance was the producer durables sector. We saw weakness related to the lack of visibility of a turn in the semiconductor cycle for KLA-Tencor Corp. and Lam Research Inc. Rockwell Automation fell on soft results as its core manufacturing business appeared to be slowing during the year.

We remain optimistic about the near-term outlook for the stock market. Our bottom-up fundamental analysis tells us that the recent strong earnings of corporate America are no fluke and should persist. Also, companies are intent on capitalizing on their fastest growing products and services, controlling costs, improving productivity, buying back shares, and raising dividends. They realize if they don’t do all that, a cash-rich acquirer, of which there are many, may end up doing it for them. All in all, we see a favorable backdrop for continued stock-market gains in the new year.

As we move into 2006, our emphasis, as always, is on holding stocks that we think have the strongest prospective earnings power. We currently favor shares of companies in the Internet, specialty-retailing, consumer-electronics, consulting, staffing-services, brokerage, investment-exchange, financial-transaction-processing, coal, natural-gas-utility, managed-care, biotechnology, semiconductor, telecommunication-equipment, and wireless industries.

Performance figures represent past performance and are not indicative of future performance of the Fund or Index. Share value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original investment. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sector discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment.

Turner Investment Partners, Inc.
Investment Sub-Adviser to the Turner Core Growth Fund

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE TURNER CORE GROWTH FUND AND THE RUSSELL 1000 GROWTH INDEX

The Fund’s total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the Fund or Index. Share value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

*       Inception date is January 4, 1996

**    1/1/96 to 12/31/05

RUSSELL 1000 GROWTH INDEX

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

FRONTIER CAPITAL APPRECIATION FUND

For the quarter ended December 31, 2005 the Frontier Capital Appreciation portfolio returned 2.0%. For the year, the Frontier Capital Appreciation portfolio returned 15.13%.

The year 2005 was a particularly rewarding year for our investments. For the fourth quarter and all of 2005, the Russell 2500 Index generated positive returns of 1.8% and 8.1% respectively. We are pleased to report that the returns in your portfolio during each of these periods were significantly better than the benchmark.

The fourth quarter capped a strong second half of the year. Our outperformance in the quarter was primarily a result of our stock performance in the healthcare and materials and processing sectors. Our healthcare performance was particularly rewarding. We have communicated to you in the past our desire to increase our weightings in this sector but the challenge has always been to find companies that have compelling growth stories as well as attractive valuations. For the quarter we averaged a nearly 3% overweighting in this area relative to the benchmark. In the fourth quarter our healthcare stocks, driven by Express Scripts which gained 35%, and Cyberonics, which gained 8%, appreciated by 4.2%. This compares favorably to the negative ..3% return in the index. Our overweight position in the materials and processing sector (17.2% vs. 8.6%) continued to benefit the portfolio as these stocks gained 5.7% compared to a 4.1% increase in the index. Crown Holdings and Fluor were the major drivers of performance in this sector with each of these stocks rising more than 20%.

Our results demonstrate that the Frontier team is soundly executing a well-defined process, that our style and discipline is well positioned, and that we have solid momentum as we enter 2006. As evidence, every product at Frontier exceeded its benchmark during 2005.

Looking ahead, we expect economic and corporate profit growth will remain at attractive levels, but will nonetheless begin to moderate. The economy remains resilient with strong productivity, a vibrant global economy, and low inflation continuing to foster healthy growth. Yet, with the recovery maturing, consumers highly indebted, housing cooling, and pressures mounting from higher short-term interest rates we expect the environment to be less robust. We expect that corporate profit growth will decelerate from the mid-to-high teens of recent years to a more sustainable pace of high single digits. After three years of mid teens growth exiting the recession, we no longer see significant pent up demand to drive top line growth. Additionally, corporate profit margins are at all time highs and will confront headwinds from rising commodity costs, increasing wage pressures, and growing capacity constraints.

As the broad-based earnings strength of the past few years gives way to a more challenging environment, we expect market leadership to transition from the cyclically oriented companies that have led performance the past few years to companies with more consistent, secular growth attributes. Indeed, this trend has already started as demonstrated by growth outperforming value during the fourth quarter. Such a transition has strong precedent as economic cycles mature. During the past two economic cycles of the 1980’s and 1990’s, growth stocks outperformed value stocks from 1984 to 1988 and from 1993 to 1998. Both periods started several years after corporate earnings had enjoyed a sharp rebound from recession depressed results before decelerating to more sustainable levels.

We expect to benefit from this shift in market leadership by owning companies with sustainable growth as opposed to cyclical growth beneficiaries. Our discipline is to buy promising secular growth companies that possess specific catalysts to produce and sustain high teens to low 20% earnings growth. As earnings growth becomes more challenging, we expect the relative earnings of such companies to standout and be rewarded with superior valuations.

In short, our team executed well in 2005 and we feel confident the Frontier process is well positioned for the environment ahead. Our team is making strong contributions to performance as recent relative performance demonstrates. We think growth is poised to continue outperforming value and in such an environment we expect our growth at a reasonable price discipline to do particularly well.

The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sector discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Please note that all indices are unmanaged and are not available for direct investment.

Frontier Capital Management Co., L.L.C.
Investment Sub-Adviser to the Frontier Capital Appreciation Fund

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE FRONTIER CAPITAL APPRECIATION FUND AND RUSSELL 2500 STOCK INDEX

The Fund’s total return is calculated net of Investment Advisory fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the Fund or Index. Share value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

*       Fund’s inception date is January 4, 1996

**    1/1/96 to 12/31/05

RUSSELL 2500 STOCK INDEX

The 2,500 smallest capitalization securities in the Russell 3000 Index, representing approximately 7% of the Russell 3000 total market capitalization. The index is reconstituted annually in June, based upon the May 31 market capitalization rankings. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

BUSINESS OPPORTUNITY VALUE FUND

In 2005 the Business Opportunity Value Fund returned 7.8%, slightly above its benchmark the Russell 1000 Value Index of 7.1%.

Sector-wise, in the fourth quarter, financial services contributed the most to the Fund with strong performance from Freddie Mac, First Data, J.P. Morgan Chase and American International Group. In addition, Biogen Idec, Boston Scientific and UnitedHealth Group (all health care) had a positive impact. Financial services and health care stocks collectively contributed 3.34% to the Fund’s overall performance for the quarter. Other strong performers included Monsanto (materials & processing), J.C. Penney and Harrah’s Entertainment (both consumer discretionary). Conversely, few holdings negatively impacted performance during the quarter in which the bottom three performing stocks were American Standard (materials & processing), Chevron (integrated oils), and Devon Energy (other energy). We remain constructive in our outlook and continue to identify compelling investment opportunities in the current environment that continues to accommodate favorably our particular investment style.

We look forward to the year to come, enthusiastic that overall valuations will rise and risk premiums will contract resulting from the expectation that the Federal Reserve is at the end of its prolonged and consecutive 13 quarter-point interest rate increases which began in June 2004. Inflationary forces and expectations remain largely contained. In the U.S., unit labor costs remain stagnant in the face of continued rises in productivity and pressure from low cost foreign imports, labor and outsourcing. Expectations that the lagged impact of the extended rise in interest rates, the contractionary influence of higher oil prices, the reduction of mortgage equity withdrawal owing to the pause in the increase in housing prices, and finally the implications of an inverted yield curve, all suggest a moderation in the rate of domestic economic growth. Global economic activity, however, remains robust and, with a benign inflationary outlook and interest rate environment, underlying fundamentals for equity markets worldwide appear quite accommodating.

We fully expect a deceleration in the rate of corporate earnings to accompany the slowing of the expansion, now well into a mature phase. Nevertheless, the strength of corporate balance sheets and prodigious cash flows, in conjunction with a still healthy rate of gain in productivity that continues to moderate unit labor costs, should ensure a continuation of the currently favorable capital spending and employment cycle. The expectation that the rate of consumer spending will moderate resulting in a more sustainable pace of underlying growth and relieving fears of any build up in inflationary pressures also contributes to our constructive outlook for domestic equities. Finally, with the M&A cycle in full swing and private equity funds aggressively hunting for investments, 2006 should be a year of very attractive opportunities.

Our challenge at Iridian remains unchanged: executing a highly disciplined investment strategy based on individual stock selection. We continue to view the overall investment climate as receptive to our particular style and financial disciplines. The current environment of low inflation accompanied by investors targeting of real returns favors our focus on cash-on-cash returns. Accommodative financial markets that continue to provide liquidity for corporate restructuring and asset transfers are advantageous to our search for “corporate change.” The continuation of the M&A cycle characterized by strategic asset and corporate combinations has consistently been an exit strategy from which our returns have been meaningfully enhanced and distinguished. We expect this cycle to accelerate over the intermediate investment horizon.

The emergence of a class of “activist” investors, which seek to dislodge incompetent and discredited managements and to unlock shareholder value through significant restructuring of underperforming assets, is now receiving institutional support. The rehabilitation of Carl Icahn, in this regard, is of note; aggressive activities are now considered mainstream, and activists are no longer shunned or treated as pariahs by the investment community. Growing numbers of corporate boards have themselves initiated their own pre-emptive restructuring actions and management dismissals in response to, or in anticipation of, the appearance of shareholder unrest or the emergence of an activist investor. Such activities should not be ignored or underestimated, and may likely to lead to the kinds of investment opportunities from which we historically have been significant beneficiaries.

Performance figures represent past performance and are not indicative of future performance of the Fund or Index. Share value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original investment. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sector discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment.

Iridian Asset Management LLC

Investment Sub-Adviser to Business Opportunity Value Fund

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
BUSINESS OPPORTUNITY VALUE FUND AND THE RUSSELL 1000 VALUE INDEX

The Fund’s total return is calculated net of Investment Advisory fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the Fund or Index. Share value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

*       Inception date is February 1, 2002

**    2/1/02 to 12/31/05

RUSSELL 1000 VALUE INDEX

The Russell 1000 Value Index measures the performance of those Russell 1000 Securities with lower priceto-book ratios and lower forcasted growth values.

Brandes International Equity Fund
PORTFOLIO OF INVESTMENTS
December 31, 2005

Shares		Value (Note 1)
	FOREIGN COMMON STOCKS—97.8%
	Brazil—1.4%
319,900	Centrais Eletricas Brasileiras SA—SP ADR	$2,602,482
56,717	Contax Participacoes SA— ADR*	68,242
8,252	Tele Centro Oeste Celular Participacoes SA—ADR	92,587
639	Tele Leste Celular Participacoes SA—ADR* †	9,042
1,117	Tele Norte Leste Participacoes SA—ADR†	20,017
55,600	Telecomunicacoes Brasileiras SA—ADR	1,909,860
7,796	Telesp Celular Partcipacoes SA—ADR	29,469
		4,731,699
	Canada—2.1%
1,090,900	Bombardier, Inc.—Class B	2,582,233
1,341,305	Nortel Networks Corp.*	4,104,393
		6,686,626
	France—7.1%
510,700	Alcatel SA*	6,332,219
84,700	Carrefour SA	3,970,110
45,739	Electricite de France*†	1,732,242
65,296	Electricite de France 144A* ◆	2,472,911
199,100	France Telecom SA	4,949,110
26,000	France Telecom SA 144A◆	646,293
31,849	Sanofi-Aventis	2,796,352
		22,899,237
	Germany—10.7%
81,472	Commerzbank AG	2,510,493
156,000	DaimlerChrysler AG	7,969,813
553,300	Deutsche Telekom AG	9,225,857
61,000	Heidelberger Druckmaschinen AG 144A† ◆	2,334,773
28,900	Hypo Real Estate Holding	1,505,208
22,800	Muenchener Rueckversicherungs-Gesellschaft AG	3,088,363
35,147	Schering AG	2,355,852
108,861	Volkswagen AG†	5,761,374
		34,751,733
	Italy—5.2%
629,780	Banca Intesa SpA	$3,337,531
1,781,390	Telecom Italia Savings Shares	4,419,635
1,165,538	Telecom Italia SpA	3,395,509
809,200	UniCredito Italiano SpA	5,574,403
		16,727,078
	Japan—23.8%
329,639	Daiichi Sankyo Co., Ltd.*	6,361,520
146,100	Fuji Photo Film Co., Ltd.	4,833,439
1,010,000	Hitachi, Ltd.	6,811,299
299	Japan Tobacco, Inc.	4,362,557
131,000	Matsushita Electric Industrial Co., Ltd.	2,528,099
325	Millea Holdings, Inc. Tokyo	5,596,556
713,000	Mitsubishi Heavy Industries, Ltd.	3,145,099
464	Mitsubishi UFJ Financial Group, Inc.	6,297,663
388,000	Mitsui Sumitomo Insurance Co., Ltd.	4,749,408
1,882	Nippon Telegraph & Telephone Corp.	8,557,085
15,200	Nippon Telegraph & Telephone Corp.—ADR	346,712
56,200	Ono Pharmaceutical Co., Ltd.	2,541,002
27,400	Rohm Co., Ltd.	2,982,076
225,800	Sony Corp.	9,232,354
465	Sumitomo Mitsui Financial Group, Inc.	4,930,653
201,000	Taisho Pharmaceutical Co., Ltd.	3,768,164
		77,043,686
	Mexico—1.4%
182,100	Telefonos de Mexico SA de CV—Class L—SP ADR	4,494,228
	Netherlands—13.7%
258,685	ABN AMRO Holding NV	6,767,221
295,214	Aegon NV	4,807,099
158,900	Akzo Nobel NV	7,367,142
95,500	Heineken NV	3,028,708
742,300	Koninklijke Ahold NV*	5,564,505
173,666	Koninklijke Ahold NV 144A* ◆	1,301,853
286,700	STMicroelectronics NV	5,150,586
107,494	Unilever NV CVA†	7,364,292
155,446	Wolters Kluwer NV	3,144,205
		44,495,611

The accompanying notes are an integral part of these financial statements.

Brandes International Equity Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2005

Shares		Value (Note 1)
	New Zealand—0.9%
680,035	Telecom Corp. of New Zealand, Ltd.†	$2,797,354
	Portugal—1.6%
507,708	Portugal Telecom SA	5,140,715
	Singapore—2.6%
360,736	DBS Group Holdings, Ltd.	3,578,945
143,105	Jardine Matheson Holdings, Ltd.	2,461,406
597,600	Overseas Chinese Banking Corp.	2,407,504
		8,447,855
	South Korea—2.8%
260,000	Korea Electric Power Corp.—SP ADR†	5,067,400
115,900	KT Corp.—SP ADR	2,497,645
17,000	LG Electronics, Inc.	1,500,840
		9,065,885
	Spain—2.9%
140,333	Banco Bilbao Vizcaya Argentaria SA	2,506,135
159,973	Banco Santander Central Hispano SA	2,112,345
326,083	Telefonica SA	4,908,142
502	Telefonica SA—ADR	22,600
		9,549,222
	Switzerland—6.2%
35,900	Nestle SA—Registered	$10,729,8655
14,040	Swisscom AG†	4,428,542
22,935	Zurich Financial Services AG*	4,883,870
		20,042,277
	United Kingdom—15.3%
1,785,473	BT Group Plc	6,835,115
744,800	Compass Group Plc	2,822,429
1,931,900	Corus Group Plc	1,958,896
1,597,255	Corus Group Plc 144A◆	1,619,575
231,100	GlaxoSmithKline Plc	5,834,405
1,344,576	Invensys Plc*	427,496
2,534,081	Invensys Plc 144A* ◆	805,688
2,488,400	ITV Plc	4,811,135
741,287	J Sainsbury Plc	4,016,209
958,038	Marks & Spencer Group Plc	8,314,745
374,300	Unilever Plc	3,708,463
2,567,701	Wm. Morrison Supermarkets Plc	8,538,867
		49,693,023
	Venezuela—0.1%
20,180	Compania Anonima Nacional Telefonos de Venezuela (CANTV)—ADR	288,574
	TOTAL FOREIGN COMMON STOCKS (Cost $267,554,364)	316,854,803

The accompanying notes are an integral part of these financial statements.

Brandes International Equity Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2005

Par Amount		Yield	Maturity	Value (Note 1)
	SHORT-TERM INVESTMENTS—5.4%
$770,336	Bank of America (Bank Note)††	4.270%	01/17/2006	$770,336
3,047,978	Credit Suisse First Boston Corporation Repurchase Agreement dated December 31, 2005 due January 03, 2006 with a maturity amount of $3,049,068 collateralized by various corporate debt obligations with aggregate market value of $3,196,901.††	4.290%	01/03/2006	3,047,978
3,063,562	Goldman Sachs Group Incorporation Repurchase Agreement dated December 31, 2005 due January 03, 2006 with a maturity amount of $3,064,657 collateralized by various corporate debt obligations with aggregate market value of $3,645,639.††	4.290%	01/03/2006	3,063,562
2,674,595	Lehman Brothers Incorporation Repurchase Agreement dated December 31, 2005 due January 03, 2006 with a maturity amount of $2,675,551 collateralized by various corporate debt obligations with aggregate market value of $3,065,069.††	4.290%	01/03/2006	2,674,595
3,170,655	Morgan Stanley & Company Repurchase Agreement dated December 31, 2005 due January 03, 2006 with a maturity amount of $3,171,807 collateralized by various corporate debt obligations with aggregate market value of $3,250,639.††	4.355%	01/03/2006	3,170,655
1,828,787	Royal Bank of Scotland (Eurodollar Term)††	4.250%	01/23/2006	1,828,787
1,523,989	Wells Fargo (Eurodollar Term)††	4.290%	01/30/2006	1,523,989
1,523,989	Yorktown Capital LLC (Commercial Paper)††	4.330%	01/04/2006	1,523,989
	TOTAL SHORT-TERM INVESTMENTS—(Cost $17,603,891)			17,603,891
	TOTAL INVESTMENTS AT MARKET VALUE—103.2% (Cost $285,158,255)			334,458,694
	Other Liabilities in Excess of Assets—(3.2%)			(10,516,432)
	NET ASSETS—100.0%			$323,942,262

Notes to the Portfolio of Investments:

ADR—American Depositary Receipt

SP ADR—Sponsored American Depositary Receipt

*     Non-income producing security

†     Denotes all or a portion of security on loan (Note 1).

◆         Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

††        Represents collateral received from securities lending transactions.

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

Brandes International Equity Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2005

At December 31, 2005, industry sector diversification of the Brandes International Equity Fund’s investments as a percentage of net assets was as follows:

(Unaudited) Industry Sector	Percentage of Net Assets
Diversified Telecommunication Services	20.1%
Commercial Banks	12.2%
Pharmaceuticals	7.4%
Food & Staples Retailing	7.1%
Insurance	7.1%
Food Products	6.7%
Automobiles	4.3%
Household Durables	4.1%
Electric Utilities	3.7%
Communications Equipment	3.3%
Multiline Retail	2.6%
Semiconductors & Semiconductor Equipment	2.5%
Media	2.4%
Chemicals	2.3%
Electronic Equipment & Instruments	2.1%
Machinery	2.1%
Leisure Equipment & Products	1.5%
Tobacco	1.3%
Metals & Mining	1.1%
Beverages	0.9%
Hotels Restaurants & Leisure	0.9%
Aerospace & Defense	0.8%
Diversified Financial Services	0.8%
Thrifts & Mortgage Finance	0.5%
Wireless Telecommunication Services	0.0%*
Short-Term Investments	5.4%
103.2%

* percentage less than 0.1% of net assets.

The accompanying notes are an integral part of these financial statements.

Turner Core Growth Fund
PORTFOLIO OF INVESTMENTS
December 31, 2005

Shares		Value (Note 1)
	COMMON STOCKS—98.7%
	Aerospace & Defense—1.2%
24,970	Boeing Co.	$1,753,893
	Airlines—0.9%
54,030	AMR Corp.* †	1,201,087
	Apparel Retailers—0.9%
27,580	Chico’s FAS, Inc.*	1,211,589
	Automotive—1.0%
13,550	Toyota Motor Corp., SP ADR†	1,417,601
	Banking—4.1%
35,250	American Express Co.	1,813,965
13,910	HDFC Bank, Ltd., ADR	708,019
13,900	Kookmin Bank, SP ADR* †	1,038,469
163,750	Mitsubishi UFJ Financial Group, Inc., ADR	2,241,737
		5,802,190
	Beverages, Food & Tobacco—4.0%
51,220	Archer-Daniels-Midland Co.	1,263,085
56,220	Pepsico, Inc.	3,321,478
17,100	WM Wrigley Jr. Co.	1,136,979
		5,721,542
	Building Materials—0.7%
17,320	Cemex SA de CV—SP ADR†	1,027,596
	Coal—2.0%
11,370	Consol Energy, Inc.	741,097
24,770	Peabody Energy Corp.	2,041,543
		2,782,640
	Commercial Services—0.5%
11,790	Omnicare, Inc.	674,624
	Communications—3.1%
57,310	Motorola, Inc.	1,294,633
57,490	QUALCOMM, Inc.	2,476,669
94,820	Sirius Satellite Radio, Inc.* †	635,294
		4,406,596
	Computer Software—2.9%
9,980	Google, Inc.—Class A*	4,140,303

Shares		Value (Note 1)
	Computer Software & Processing—2.3%
21,590	Electronic Arts, Inc.*	$1,129,373
55,320	Yahoo!, Inc.*	2,167,438
		3,296,811
	Computers & Information—6.5%
33,480	Apple Computer, Inc.*	2,406,877
142,050	EMC Corp.*	1,934,721
43,350	Hewlett-Packard Co.	1,241,110
31,830	International Business Machines Corp.	2,616,426
39,480	Scientific Games Corp.— Class A*	1,077,014
		9,276,148
	Cosmetics & Personal Care—3.2%
79,530	Procter & Gamble Co.	4,603,196
	Diversified Telecom Services—0.8%
50,890	Nippon Telegraph & Telephone Corp.—ADR	1,160,801
	Electrical Equipment—4.9%
198,994	General Electric Co.	6,974,740
	Electronics—3.8%
40,560	Advanced Micro Devices*	1,241,136
45,670	Broadcom Corp. - Class A*	2,153,340
24,610	Marvell Technology Group, Ltd.*	1,380,375
51,080	Micron Technology, Inc.* †	679,875
		5,454,726
	Financial Services—11.4%
40,000	Ameritrade Holding Corp.*	960,000
180,100	Charles Schwab Corp. (The)	2,642,067
5,380	Chicago Mercantile Exchange, Inc.	1,977,096
35,350	Eaton Vance Corp.	967,176
10,740	Legg Mason, Inc.	1,285,471
60,620	Mellon Financial Corp.	2,076,235
39,980	Merrill Lynch & Co.	2,707,845
34,010	Nasdaq Stock Market, Inc.*	1,196,472
32,930	T. Rowe Price Group, Inc.	2,371,948
		16,184,310

The accompanying notes are an integral part of these financial statements.

Turner Core Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2005

Shares		Value (Note 1)
	Food Retailers—1.9%
44,950	Starbucks Corp.*	$1,348,949
16,410	Whole Foods Market, Inc.	1,269,970
		2,618,919
	Health Care Providers—2.2%
24,130	Caremark Rx, Inc.*	1,249,693
21,550	Express Scripts, Inc.*	1,805,890
		3,055,583
	Heavy Machinery—3.9%
159,110	Applied Materials, Inc.	2,854,433
29,385	Joy Global, Inc.	1,175,400
24,140	National-Oilwell, Inc.*	1,513,578
		5,543,411
	Insurance—5.8%
32,720	AFLAC, Inc.	1,518,862
51,690	American International Group, Inc.	3,526,809
33,380	Prudential Financial, Inc.	2,443,082
11,666	UnitedHealth Group, Inc.	724,925
		8,213,678
	Lodging—0.9%
20,490	Starwood Hotels & Resorts Worldwide, Inc.	1,308,491
	Medical - HMO—1.0%
18,420	WellPoint, Inc.*	1,469,732
	Medical Supplies—3.2%
37,060	Dade Behring Holdings, Inc.	1,515,383
25,370	Roper Industries, Inc.	1,002,369
39,170	St. Jude Medical, Inc.*	1,966,334
		4,484,086
	Metals—2.4%
17,660	Cia Vale Do Rio Doce - ADR	726,532
61,710	Corning, Inc.*	1,213,219
27,970	Precision Castparts Corp.	1,449,126
		3,388,877
	Mining—1.0%
25,550	Freeport-McMoran Copper & Gold, Inc.—Class B	1,374,590
	Oil & Gas—6.6%
24,130	Halliburton Co.	1,495,095
15,600	Kinder Morgan, Inc.	1,434,420
20,270	Newfield Exploration Co.*	1,014,919

Shares		Value (Note 1)
	Oil & Gas (Continued)
17,790	Noble Corp.†	$1,254,907
31,870	Valero Energy Corp.	1,644,492
48,040	Williams Co., Inc.	1,113,087
33,243	XTO Energy, Inc.	1,460,697
		9,417,617
	Oil Services—2.1%
14,270	Questar Corp.	1,080,239
30,430	Southwestern Energy Co.*	1,093,654
15,210	Ultra Petroleum Corp.*	848,718
		3,022,611
	Pharmaceuticals—6.3%
7,170	Allergan, Inc.†	774,073
33,030	Amgen, Inc.* †	2,604,746
24,960	Genentech, Inc.*	2,308,800
8,220	Genzyme Corp.*	581,812
37,160	Gilead Sciences, Inc.*	1,955,731
17,550	Teva Pharmaceutical Industries, Ltd.—SP ADR†	754,826
		8,979,988
	Retailers—1.5%
49,560	eBay, Inc.*	2,143,470
	Telephone Systems—3.5%
72,880	America Movil SA de CV—Class L—ADR	2,132,469
24,080	Global Payments, Inc.	1,122,369
38,880	NII Holdings, Inc.—Class B* †	1,698,278
		4,953,116
	Textiles, Clothing & Fabrics—0.9%
40,090	Coach, Inc.*	1,336,601
	Transportation—0.7%
14,810	Burlington Northern Santa Fe Corp.	1,048,844
	Water Companies—0.6%
32,823	Aqua America, Inc.	896,068
	TOTAL COMMON STOCKS (Cost $120,935,161)	140,346,075

The accompanying notes are an integral part of these financial statements.

Turner Core Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2005

Par Amount		Yield	Maturity	Value (Note 1)
	SHORT-TERM INVESTMENTS—7.3%
$454,334	Bank of America (Bank Note)††	4.270%	01/17/2006	$454,334
1,797,657	Credit Suisse First Boston Corporation Repurchase Agreement dated December 31, 2005 due January 03, 2006 with a maturity amount of $1,798,300 collateralized by various corporate debt obligations with aggregate market value of $1,885,489.††	4.290%	01/03/2006	1,797,657
1,806,848	Goldman Sachs Group Incorporation Repurchase Agreement dated December 31, 2005 due January 03, 2006 with a maturity amount of $1,807,494 collateralized by various corporate debt obligations with aggregate market value of $2,150,149.††	4.290%	01/03/2006	1,806,848
1,577,440	Lehman Brothers Incorporation Repurchase Agreement dated December 31, 2005 due January 03, 2006 with a maturity amount of $1,578,004 collateralized by various corporate debt obligations with aggregate market value of $1,807,737.††	4.290%	01/03/2006	1,577,440
1,870,011	Morgan Stanley & Company Repurchase Agreement dated December 31, 2005 due January 03, 2006 with a maturity amount of $1,870,689 collateralized by various corporate debt obligations with aggregate market value of $1,917,183.††	4.355%	01/03/2006	1,870,011
1,078,594	Royal Bank of Scotland (Eurodollar Term)††	4.250%	01/23/2006	1,078,594
898,828	Wells Fargo (Eurodollar Term)††	4.290%	01/30/2006	898,828
898,828	Yorktown Capital LLC (Commercial Paper)††	4.330%	01/04/2006	898,828
	TOTAL SHORT-TERM INVESTMENTS—(Cost $10,382,540)			10,382,540
	TOTAL INVESTMENTS AT MARKET VALUE—106.0% (Cost $131,317,701)			150,728,615
	Other Liabilities in Excess of Assets—(6.0%)			(8,559,973)
	NET ASSETS—100.0%			$142,168,642

Notes to the Portfolio of Investments:

ADR—American Depositary Receipt

SP ADR—Sponsored American Depositary Receipt

*       Non-income producing security

†       Denotes all or a portion of security on loan (Note 1).

††     Represents collateral received from securities lending transactions.

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

Turner Core Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2005

At December 31, 2005, industry sector diversification of the Turner Core Growth Fund’s investments as a percentage of net assets was as follows:

(Unaudited) Summary of Sector Classifications	Percentage of Net Assets
Basic Materials	3.4%
Communications	7.4%
Consumer Cyclical	6.8%
Consumer Non-Cyclical	22.3%
Energy	10.7%
Financial	21.3%
Industrial	10.7%
Technology	15.5%
Utilities	0.6%
Short-Term Investments	7.3%
Total	106.0%

The accompanying notes are an integral part of these financial statements.

Frontier Capital Appreciation Fund
PORTFOLIO OF INVESTMENTS
December 31, 2005

Shares		Value (Note 1)
	COMMON STOCKS—92.7%
	Aerospace & Defense—1.3%
33,050	Goodrich Corp.	$1,358,355
45,490	Orbital Sciences Corp.* †	584,092
		1,942,447
	Automotive—1.6%
27,500	Autoliv, Inc.	1,249,050
41,700	CarMax, Inc.* †	1,154,256
		2,403,306
	Business Services—0.5%
119,800	Harris Interactive, Inc.*	516,338
31,500	Presstek, Inc.* †	284,760
		801,098
	Chemicals—0.6%
14,200	Cabot Microelectronics Corp.* †	416,486
9,400	FMC Corp.*	499,798
		916,284
	Coal—0.8%
29,900	Massey Energy Co.	1,132,313
	Commercial Services—10.7%
24,600	AMN Healthcare Services, Inc.*	486,588
29,600	Aramark Corp.—Class B	822,288
16,820	EGL, Inc.*	631,927
40,140	Fluor Corp.	3,101,216
21,340	Jacobs Engineering Group, Inc.*	1,448,346
66,400	Lo-Jack Corp.*	1,602,232
16,900	Magellan Health Services, Inc.*	531,505
16,800	Omnicare, Inc.	961,296
52,600	Omnicell, Inc.*	628,570
16,200	Portfolio Recovery Associates, Inc.* †	752,328
136,300	Regeneration Technologies, Inc.*	974,545
33,400	Republic Services, Inc.	1,254,170
18,940	Ritchie Bros. Auctioneers, Inc.	800,215
70,000	Sotheby’s Holdings, Inc.— Class A*	1,285,200
25,100	TNS, Inc.*	481,418
		15,761,844
	Communications—4.8%
24,000	Andrew Corp.*	257,520
47,520	Arris Group, Inc.*	450,014

Shares		Value (Note 1)
	Communications (Continued)
26,542	Avid Technology, Inc.*	$1,453,440
45,900	C-COR, Inc.*	223,074
96,800	Harmonic, Inc.*	469,480
12,060	Harris Corp.	518,701
27,100	Itron, Inc.*	1,085,084
314,900	Mindspeed Technologies, Inc.* †	740,015
23,200	Polycom, Inc.*	354,960
40,610	Powerwave Technologies, Inc.* †	510,468
273,020	Sonus Networks, Inc.*	1,015,634
		7,078,390
	Computer Software—1.2%
62,200	Amdocs, Ltd.*	1,710,500
	Computer Software & Processing—6.5%
21,600	Ansoft Corp.*	735,480
79,400	BEA Systems, Inc.*	746,360
25,460	CheckFree Corp.*	1,168,614
24,100	Citrix Systems, Inc.*	693,598
73,100	Eclipsys Corp.*	1,383,783
31,800	Electronics for Imaging, Inc.*	846,198
37,800	i2 Technologies, Inc.* †	533,358
62,330	Informatica Corp.*	747,960
32,070	Perot Systems Corp.—Class A*	453,470
42,300	SafeNet, Inc.*	1,362,906
15,700	Synopsys, Inc.*	314,942
26,700	WebEx Communications, Inc.* †	577,521
		9,564,190
	Computers & Information—2.8%
14,150	Diebold, Inc.†	537,700
17,900	Global Imaging Systems, Inc.* †	619,877
56,800	Komag, Inc.* †	1,968,688
55,200	Western Digital Corp.*	1,027,272
		4,153,537
	Containers & Packaging—2.6%
164,500	Crown Holdings, Inc.*	3,212,685
26,900	Pactiv Corp.* †	591,800
		3,804,485
	Electric Utilities—0.5%
54,700	Citizens Communications Co.	668,981
	Electrical Equipment—1.7%
59,280	Artesyn Technologies, Inc.*	610,584
29,170	C&D Technologies, Inc.	222,275

The accompanying notes are an integral part of these financial statements.

Frontier Capital Appreciation Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2005

Shares		Value (Note 1)
	Electrical Equipment (Continued)
11,200	Energy Conversion Devices, Inc.* †	$456,400
106,600	GrafTech International, Ltd.*	663,052
57,000	SBS Technologies, Inc.*	573,990
		2,526,301

	Electronics—15.9%
74,500	Actel Corp.*	948,385
11,144	Agere Systems, Inc.*	143,758
34,390	Anaren, Inc.*	537,516
33,000	ATMI, Inc.* †	923,010
42,250	Cypress Semiconductor Corp.* †	602,062
24,200	Fairchild Semiconductor International, Inc.*	409,222
31,060	Genesis Microchip, Inc.*	561,875
9,900	Harman International Industries, Inc.†	968,715
15,200	Hutchinson Technology, Inc.*	432,440
73,520	Integrated Device Technology, Inc.*	968,994
22,300	Intersil Corp.—Class A	554,824
212,400	MEMC Electronic Materials, Inc.*	4,708,908
34,160	Mercury Computer Systems, Inc.*	704,721
46,500	Microsemi Corp.*	1,286,190
56,240	National Semiconductor Corp.	1,461,115
118,600	PMC—Sierra, Inc.* †	914,406
40,900	Power-One, Inc.*	246,218
41,200	RF Micro Devices, Inc.*	222,892
21,100	Rogers Corp.*	826,698
66,900	Sanmina-Sci Corp.*	284,994
20,000	Semtech Corp.*	365,200
20,900	Silicon Laboratories, Inc.*	766,194
37,100	SiRF Technology Holdings, Inc.*	1,105,580
151,770	Skyworks Solutions, Inc.*	772,509
88,646	Stats Chippac Ltd.- ADR* †	602,793
28,300	Teradyne, Inc.* †	412,331
23,185	Trimble Navigation, Ltd.*	822,836
175,100	Vitesse Semiconductor Corp.*	336,192
34,485	Zoran Corp.*	559,002
		23,449,580
	Entertainment & Leisure—1.0%
56,500	Macrovision Corp.*	945,245
20,700	NetFlix, Inc.* †	560,142
		1,505,387

Shares		Value (Note 1)
	Environmental—0.3%
154,900	Bennett Environmental, Inc.*	$480,190
	Financial Services—1.9%
71,470	E*Trade Financial Corp.*	1,490,864
48,200	MarketAxess Holdings, Inc.* †	550,926
39,600	Waddell & Reed Financial, Inc.—Class A	830,412
		2,872,202
	Forest Products & Paper—1.4%
43,600	Bowater, Inc.	1,339,392
50,420	Smurfit-Stone Container Corp.*	714,451
		2,053,843
	Health Care Providers—3.5%
13,800	Apria Healthcare Group, Inc.* †	332,718
56,000	Cross Country Healthcare, Inc.*	995,680
19,340	Express Scripts, Inc.*	1,620,692
42,550	Matria Healthcare, Inc.*	1,649,238
5,600	Pediatrix Medical Group, Inc.*	495,992
		5,094,320
	Heavy Machinery—4.7%
93,920	Chicago Bridge & Iron Co., NV	2,367,723
41,800	Kaydon Corp.	1,343,452
27,600	National-Oilwell, Inc.*	1,730,520
27,600	Pall Corp.	741,336
20,300	UNOVA, Inc.*	686,140
		6,869,171
	Home Construction, Furnishings & Appliances—0.6%
55,400	Digital Theater Systems, Inc.*	819,920
	Insurance—0.3%
1,800	Montpelier Re Holdings, Ltd.	34,020
27,200	PXRE Group, Ltd.	352,512
		386,532
	Medical and Health Tech Services—2.3%
2,800	DaVita, Inc.*	141,792
58,800	Genomic Health, Inc.*	535,668
26,000	ICON Plc—ADR*	1,069,640
95,200	Input/Output, Inc.* †	669,256
15,900	Psychiatric Solutions, Inc.*	933,966
		3,350,322

The accompanying notes are an integral part of these financial statements.

Frontier Capital Appreciation Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2005

Shares		Value (Note 1)
	Medical Supplies—3.9%
71,200	Cyberonics, Inc.* †	$2,299,760
36,300	Dexcom, Inc.* †	541,596
45,900	Intralase Corp.* †	818,397
8,460	Millipore Corp.* †	558,698
35,980	STERIS Corp.	900,220
34,000	Wright Medical Group, Inc.* †	693,600
		5,812,271
	Medical & Bio-Technology—1.0%
24,500	Pharmaceutical Product Development, Inc.	1,517,775
	Metals—2.7%
43,900	Brush Engineered Materials*	698,010
93,900	Couer D’alene Mines Corp.*	375,600
87,200	Hecla Mining Co.*	354,032
18,800	Maverick Tube Corp.* †	749,368
8,100	Northwest Pipe Co.*	217,080
10,600	Reliance Steel & Aluminum Co.	647,872
24,500	RTI International Metals, Inc.*	929,775
		3,971,737
	Mining—0.8%
21,100	Freeport-McMoran Copper & Gold, Inc.—Class B	1,135,180
	Oil & Gas—7.8%
34,800	Core Laboratories NV*	1,300,128
21,011	ENSCO International, Inc.	931,838
9,700	GlobalSantaFe Corp.	467,055
35,200	InterOil Corp.* †	943,360
17,580	Noble Corp.†	1,240,093
10,630	Remington Oil & Gas Corp.*	387,995
67,120	Talisman Energy, Inc.	3,549,306
16,600	Transocean, Inc.*	1,156,854
14,528	Valero Energy Corp.	749,645
16,280	Western Gas Resources, Inc.	766,625
		11,492,899
	Pharmaceuticals—1.4%
24,444	Charles River Laboratories International, Inc.*	1,035,692

Shares		Value (Note 1)
	Pharmaceuticals (Continued)
24,100	Connetics Corp.* †	$348,245
34,580	Parexel International Corp.*	700,591
		2,084,528
	Restaurants—0.5%
46,000	Triarc Cos.—Class B	683,100
	Retailers—2.0%
57,240	Dollar Tree Stores, Inc.* †	1,370,326
38,770	Insight Enterprises, Inc.*	760,280
63,300	ValueVision Media, Inc.—Class A*	797,580
		2,928,186
	Semiconductors—0.3%
11,900	Lam Research Corp.*	424,592
	Supermarkets—0.6%
13,200	Panera Bread Co.* †	866,976
	Textiles, Clothing & Fabrics—0.9%
60,110	Delta & Pine Land Co.	1,383,131
	Transportation—3.3%
33,600	Kansas City Southern* †	820,848
28,200	Kirby Corp.*	1,471,194
38,100	Landstar System, Inc.	1,590,294
10,400	Sabre Holdings Corp.	250,744
38,360	Swift Transportation Co., Inc.*	778,708
		4,911,788
	TOTAL COMMON STOCKS (Cost $99,556,357)	136,557,306

Expiration Date
RIGHTS—0.0%
9,800	Veritas Software Corp., Rights (Cost $0)	N/A	0

The accompanying notes are an integral part of these financial statements.

Frontier Capital Appreciation Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2005

Par Amount		Yield	Maturity	Value (Note 1)
	SHORT-TERM INVESTMENTS—17.1%
$1,106,687	Bank of America (Bank Note)††	4.270%	01/17/2006	$1,106,687
4,378,809	Credit Suisse First Boston Corporation Repurchase Agreement dated December 31, 2005 due January 03, 2006 with a maturity amount of $4,380,374 collateralized by various corporate debt obligations with aggregate market value of $4,592,756.††	4.290%	01/03/2006	4,378,809
4,401,197	Goldman Sachs Group Incorporation Repurchase Agreement dated December 31, 2005 due January 03, 2006 with a maturity amount of $4,402,771 collateralized by various corporate debt obligations with aggregate market value of $5,237,425.††	4.290%	01/03/2006	4,401,197
3,842,397	Lehman Brothers Incorporation Repurchase Agreement dated December 31, 2005 due January 03, 2006 with a maturity amount of $3,843,771 collateralized by various corporate debt obligations with aggregate market value of $4,403,362.††	4.290%	01/03/2006	3,842,397
4,555,051	Morgan Stanley & Company Repurchase Agreement dated December 31, 2005 due January 03, 2006 with a maturity amount of $4,556,704 collateralized by various corporate debt obligations with aggregate market value of $4,669,958.††	4.355%	01/03/2006	4,555,051
2,627,285	Royal Bank of Scotland (Eurodollar Term)††	4.250%	01/23/2006	2,627,285
2,189,405	Wells Fargo (Eurodollar Term)††	4.290%	01/30/2006	2,189,405
2,189,405	Yorktown Capital LLC (Commercial Paper)††	4.330%	01/04/2006	2,189,405
	TOTAL SHORT-TERM INVESTMENTS—(Cost $25,290,236)			25,290,236
	TOTAL INVESTMENTS AT MARKET VALUE—109.8% (Cost $124,846,593)			161,847,542
	Other Liabilities in Excess of Assets—(9.8%)			(14,495,168)
	NET ASSETS—100.0%			$147,352,374

Notes to the Portfolio of Investments:

ADR—American Depositary Receipt

*       Non-income producing security

†       Denotes all or a portion of security on loan (Note 1).

††     Represents collateral received from securities lending transactions.

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

Frontier Capital Appreciation Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2005

At December 31, 2005, industry sector diversification of the Frontier Capital Appreciation Fund’s investments as a percentage of net assets was as follows:

(Unaudited) Summary of Sector Classifications	Percentage of Net Assets
Basic Materials	4.1%
Communications	4.8%
Consumer Cyclical	6.7%
Consumer Non-Cyclical	23.8%
Energy	8.6%
Financial	2.2%
Industrial	15.3%
Technology	26.7%
Utilities	0.5%
Short-Term Investments	17.1%
Total	109.8%

The accompanying notes are an integral part of these financial statements.

Business Opportunity Value Fund
PORTFOLIO OF INVESTMENTS
December 31, 2005

Shares		Value (Note 1)
	COMMON STOCKS—95.2%
	Aerospace & Defense—5.8%
12,950	Boeing Co.	$909,608
11,050	General Dynamics	1,260,252
11,700	L-3 Communications Holdings, Inc.	869,895
		3,039,755
	Banking—6.3%
31,990	Bank of America Corp.†	1,476,338
42,250	U.S. Bancorp	1,262,852
13,500	Washington Mutual, Inc.	587,250
		3,326,440
	Chemicals—1.2%
7,900	Monsanto Co.	612,487
	Computer Software & Processing—3.1%
37,613	First Data Corp.	1,617,735
	Computers & Information—4.1%
29,100	Hewlett-Packard Co.	833,133
16,250	International Business Machines Corp.	1,335,750
		2,168,883
	Electronics—1.7%
36,700	Intel Corp.	916,032
	Entertainment & Leisure—3.1%
22,600	Harrah’s Entertainment, Inc.	1,611,154
	Financial Services—13.9%
33,650	Citigroup, Inc.	1,633,034
16,400	Countrywide Financial Corp.	560,716
24,900	Freddie Mac	1,627,215
34,150	JP Morgan Chase & Co.	1,355,414
15,000	Merrill Lynch & Co.	1,015,950
19,500	Morgan Stanley	1,106,430
		7,298,759
	Forest Products & Paper—1.3%
10,600	Weyerhaeuser Co.	703,204
	Heavy Construction—1.1%
9,300	Lennar Corp.—Class A	567,486
	Household Products—1.5%
10,050	Fortune Brands, Inc.	784,101

Shares		Value (Note 1)
	Industrial—Diversified—3.2%
58,850	Tyco International, Ltd.	$1,698,411
	Insurance—5.4%
10,650	Allstate Corp.	575,846
15,000	American International Group, Inc.	1,023,450
19,400	UnitedHealth Group, Inc.	1,205,516
		2,804,812
	Machinery—1.2%
16,200	American Standard Cos., Inc.	647,190
	Medical—HMO—3.2%
21,150	WellPoint, Inc.† *	1,687,559
	Medical Supplies—8.1%
44,400	Agilent Technologies, Inc.*	1,478,076
16,450	Baxter International, Inc.	619,343
21,900	Boston Scientific Corp.*	536,331
24,500	Guidant Corp.	1,586,375
		4,220,125
	Office Supplies & Equipment—2.2%
79,400	Xerox Corp.† *	1,163,210
	Oil & Gas—10.4%
15,300	BHP Billiton, Ltd.- SP ADR	511,326
13,750	ChevronTexaco Corp.	780,588
15,600	Devon Energy Corp.	975,624
10,500	EOG Resources, Inc.†	770,385
12,600	Kerr-Mcgee Corp.	1,144,836
4,900	Total SA—SP ADR†	619,360
9,300	Transocean, Inc.*	648,117
		5,450,236
	Pharmaceuticals—6.9%
19,300	Amgen, Inc.*	1,521,998
33,885	Biogen Idec, Inc.*	1,536,007
7,800	Genzyme Corp.*	552,084
		3,610,089
	Restaurants—3.5%
53,750	McDonald’s Corp.	1,812,450
	Retailers—0.6%
4,500	Federated Department Stores, Inc.	298,485

The accompanying notes are an integral part of these financial statements.

Business Opportunity Value Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2005

Shares		Value (Note 1)
	Stores—2.3%
21,600	J.C. Penney Co., Inc. (Holding Co.)†	$1,200,960
	Telephone Systems—5.1%
22,050	Alltel Corp.	1,391,355

Shares		Value (Note 1)
	Telephone Systems (Continued)
28,900	America Movil SA de CV—Class L—ADR	$845,614
19,650	Sprint Corp.—FON Group	459,024
		2,695,993
	TOTAL COMMON STOCKS (Cost $46,224,184)	49,935,556

Par Amount		Yield	Maturity	Value (Note 1)
	SHORT-TERM INVESTMENTS—8.6%
$196,012	Bank of America (Bank Note)††	4.270%	01/17/2006	196,012
775,556	Credit Suisse First Boston Corporation Repurchase Agreement dated December 31, 2005 due January 03, 2006 with a maturity amount of $775,833 collateralized by various corporate debt obligations with aggregate market value of $813,450.††	4.290%	01/03/2006	775,556
779,522	Goldman Sachs Group Incorporation Repurchase Agreement dated December 31, 2005 due January 03, 2006 with a maturity amount of $779,801 collateralized by various corporate debt obligations with aggregate market value of $927,931.††	4.290%	01/03/2006	779,522
680,549	Lehman Brothers Incorporation Repurchase Agreement dated December 31, 2005 due January 03, 2006 with a maturity amount of $680,792 collateralized by various corporate debt obligations with aggregate market value of $779,905.††	4.290%	01/03/2006	680,549
806,772	Morgan Stanley & Company Repurchase Agreement dated December 31, 2005 due January 03, 2006 with a maturity amount of $807,065 collateralized by various corporate debt obligations with aggregate market value of $827,123.††	4.355%	01/03/2006	806,772
465,334	Royal Bank of Scotland (Eurodollar Term)††	4.250%	01/23/2006	465,334
387,778	Wells Fargo (Eurodollar Term)††	4.290%	01/30/2006	387,778
387,778	Yorktown Capital LLC (Commercial Paper)††	4.330%	01/04/2006	387,778
	TOTAL SHORT-TERM INVESTMENTS—(Cost $4,479,301)			4,479,301
	TOTAL INVESTMENTS AT MARKET VALUE—103.8% (Cost $50,703,485)			54,414,857
	Other Liabilities in Excess of Assets—(3.8%)			(1,975,272)
	NET ASSETS—100.0%			$52,439,585

Notes to the Portfolio of Investments:

ADR—American Depositary Receipt

SP ADR—Sponsored American Depositary Receipt

*     Non-income producing security

†     Denotes all or a portion of security on loan (Note 1).

††   Represents collateral received from securities lending transactions.

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

Business Opportunity Value Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2005

At December 31, 2005, industry sector diversification of the Business Opportunity Value Fund’s investments as a percentage of net assets was as follows:

(Unaudited) Summary of Sector Classifications	Percentage of Net Assets
Basic Materials	1.2%
Communications	5.1%
Consumer Cyclical	6.0%
Consumer Non-Cyclical	23.2%
Energy	10.4%
Financial	25.6%
Industrial	12.6%
Technology	11.1%
Short-Term Investments	8.6%
Total	103.8%

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2005

	Brandes		Frontier Capital	Business
	International	Turner Core	Appreciation	Opportunity
	Equity Fund	Growth Fund	Fund	Value Fund
Assets:
Investments, at value (Note 1)*/**—see accompanying Portfolio of Investments	$334,458,694	$150,728,615	$161,847,542	$54,414,857
Cash	10,768,309	10,121,769	10,663,147	2,545,847
Receivable from:
Securities sold	—	1,102,817	949,756	—
Capital stock subscriptions	175,348	2,044	38,151	3,087
Dividends and interest	748,094	175,871	112,141	92,674
Prepaid expenses	1,256	513	564	231
Total assets	346,151,701	162,131,629	173,611,301	57,056,696
Liabilities:
Payable for:
Securities purchased	3,911,392	9,252,531	523,717	—
Capital stock redemptions	36,432	119,925	68,411	25,468
Investment adviser, net (Note 2)	539,565	144,911	317,428	62,068
Collateral for securities loaned (Note 1)	17,603,891	10,382,540	25,290,236	4,479,301
Accrued Directors’ Fees	15,730	6,382	7,026	2,863
Accrued expenses and other liabilities	102,429	56,698	52,109	47,411
Total liabilities	22,209,439	19,962,987	26,258,927	4,617,111
Net assets	$323,942,262	$142,168,642	$147,352,374	$52,439,585
Net assets consist of:
Paid-in capital	$264,928,493	$129,435,372	$110,257,998	$46,098,429
Distributions in excess of net investment income	(2,986)	—	(17)	—
Accumulated net realized gain (loss) on investments, foreign currency transactions and net other assets	9,718,713	(6,677,644)	93,428	2,629,784
Net unrealized appreciation on investments, foreign currency transactions, and net other assets	49,298,042	19,410,914	37,000,965	3,711,372
Net assets	$323,942,262	$142,168,642	$147,352,374	$52,439,585
Shares outstanding	18,488,890	8,564,762	6,421,696	4,348,187
Net asset value, offering price and redemption price per share	$17.52	$16.60	$22.95	$12.06
* Cost of investments	$285,158,255	$131,317,701	$124,846,593	$50,703,485
** Includes securities on loan with a value of	$16,792,913	$10,114,206	$24,073,809	$4,347,751

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2005

	Brandes		Frontier Capital	Business
	International	Turner Core	Appreciation	Opportunity
	Equity Fund	Growth Fund	Fund	Value Fund
Investment income:
Interest*	$244,477	$48,069	$226,813	$50,956
Dividends**	6,695,759	1,313,993	589,375	715,838
Total investment income	6,940,236	1,362,062	816,188	766,794
Expenses:
Investment advisory fee (Note 2)	2,027,159	543,776	1,311,703	338,490
Custody, fund accounting, transfer agent and administration fees	472,789	154,746	163,995	116,888
Professional fees	69,562	46,965	49,614	35,399
Shareholder reporting	41,222	24,002	26,998	16,582
Directors’ fees and expenses	62,071	25,480	31,035	11,046
Other	49,820	22,143	31,272	6,995
Total expenses	2,722,623	817,112	1,614,617	525,400
Less: Expenses reimbursable by the adviser (Note 2)	—	—	—	(56,119)
Net operating expenses	2,722,623	817,112	1,614,617	469,281
Net investment income (loss)	4,217,613	544,950	(798,429)	297,513
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	24,019,740	13,815,755	18,941,343	5,985,689
Foreign currency transactions	(97,456)	—	80	—
Net realized gain	23,922,284	13,815,755	18,941,423	5,985,689
Net change in unrealized appreciation (depreciation) on:
Investments	3,796,533	1,790,517	(610,953)	(1,548,749)
Foreign currency and net other assets	(12,661)	—	16	—
Net change in unrealized appreciation (depreciation)	3,783,872	1,790,517	(610,937)	(1,548,749)
Net realized and unrealized gain	27,706,156	15,606,272	18,330,486	4,436,940
Net increase in net assets resulting from operations	$31,923,769	$16,151,222	$17,532,057	$4,734,453
* Includes securities lending income of:	$137,703	$10,022	$68,523	$6,639
** Net of foreign taxes withheld of:	$793,922	$3,112	$7,702	$14,022

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.
STATEMENTS OF CHANGES IN NET ASSETS

	Brandes International		Turner Core
	Equity Fund		Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004
Increase (decrease) in net assets from:
Operations:
Net investment income	$4,217,613	$2,997,738	$544,950	$281,866
Net realized gain on investments and foreign currency transactions	23,922,284	17,032,876	13,815,755	7,815,320
Net change in unrealized appreciation (depreciation) on investments and foreign currency and other assets	3,783,872	29,820,620	1,790,517	3,422,653
Net increase in net assets resulting from operations	31,923,769	49,851,234	16,151,222	11,519,839
Distributions to shareholders:
From net investment income	(4,384,562)	(2,799,483)	(561,206)	(282,684)
From net realized capital gains	(17,559,614)	(13,058,521)	—	—
Total distributions to shareholders	(21,944,176)	(15,858,004)	(561,206)	(282,684)
Fund share transactions (Note 4):
Proceeds from shares sold	97,202,582	72,701,506	44,728,185	32,228,539
Net asset value of shares issued on reinvestment of distributions	21,944,176	15,858,004	561,206	282,684
Cost of shares repurchased	(79,940,581)	(34,034,368)	(36,281,157)	(22,418,904)
Net increase in net assets resulting from Fund share transactions	39,206,177	54,525,142	9,008,234	10,092,319
Total change in net assets	49,185,770	88,518,372	24,598,250	21,329,474
Net assets:
Beginning of year	274,756,492	186,238,120	117,570,392	96,240,918
End of year *	$323,942,262	$274,756,492	$142,168,642	$117,570,392
*Including undistributed net investment income (distributions in excess of net investment income) of:	$(2,986)	$261,419	$—	$3,319

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Frontier Capital		Business Opportunity
	Appreciation Fund		Value Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004
Increase (decrease) in net assets from:
Operations:
Net investment income (loss)	$(798,429)	$(682,606)	$297,513	$188,199
Net realized gain on investments	18,941,423	9,752,453	5,985,689	2,770,858
Net change in unrealized appreciation (depreciation) on investments and other assets	(610,937)	2,677,600	(1,548,749)	2,181,242
Net increase in net assets resulting from operations	17,532,057	11,747,447	4,734,453	5,140,299
Distributions to shareholders:
From net investment income	—	—	(312,137)	(182,428)
From net realized capital gains	(10,965,723)	—	(4,247,058)	(218,457)
Total distributions to shareholders	(10,965,723)	—	(4,559,195)	(400,885)
Fund share transactions (Note 4):
Proceeds from shares sold	39,936,384	86,007,519	34,154,574	14,926,548
Net asset value of shares issued on reinvestment of distributions	10,965,723	—	4,559,195	400,885
Cost of shares repurchased	(80,207,978)	(63,888,228)	(23,132,949)	(2,565,301)
Net increase (decrease) in net assets resulting from Fund share transactions	(29,305,871)	22,119,291	15,580,820	12,762,132
Total change in net assets	(22,739,537)	33,866,738	15,756,078	17,501,546
Net assets:
Beginning of year	170,091,911	136,225,173	36,683,507	19,181,961
End of year*	$147,352,374	$170,091,911	$52,439,585	$36,683,507
*Including undistributed net investment income (distributions in excess of net investment income) of:	$(17)	$—	$—	$5,771

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

	Brandes International Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of year	$17.00	$14.56	$9.97	$12.37	$14.95
Income from investment operations:
Net investment income	0.24	0.19	0.12	0.14	0.18
Net realized and unrealized gain (loss) on investments	1.52	3.30	4.60	(2.04)	(2.09)
Total from investment operations	1.76	3.49	4.72	(1.90)	(1.91)
Less distributions to shareholders:
From net investment income	(0.25)	(0.18)	(0.13)	(0.14)	(0.17)
From net realized capital gains	(0.99)	(0.87)	—	(0.36)	(0.43)
In excess of net realized capital gains	—	—	—	—	(0.07)
Total distributions	(1.24)	(1.05)	(0.13)	(0.50)	(0.67)
Net asset value, end of year	$17.52	$17.00	$14.56	$9.97	$12.37
Total Return	10.55%	24.00%	47.43%	(15.30)%	(12.77)%
Ratios/Supplemental Data:
Net assets, end of year (000’s)	$323,942	$274,756	$186,238	$121,293	$122,906
Net expenses to average daily net assets	0.92%	0.92%	0.97%	0.97%	1.01%
Net investment income to average daily net assets	1.42%	1.40%	1.15%	1.34%	1.56%
Portfolio turnover rate	27%	27%	26%	23%	20%
Without the reimbursement of expenses by the adviser, the ratios of net expenses and net investment income to average net assets would have been:
Expenses	N/A	N/A	N/A	N/A	1.02%
Net investment income	N/A	N/A	N/A	N/A	1.55%

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

	Turner Core Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of year	$14.63	$13.19	$9.82	$13.40	$17.56
Income from investment operations:
Net investment income	0.06	0.04	0.03	0.03	0.02
Net realized and unrealized gain (loss) on investments	1.98	1.44	3.37	(3.58)	(4.16)
Total from investment operations	2.04	1.48	3.40	(3.55)	(4.14)
Less distributions to shareholders:
From net investment income	(0.07)	(0.04)	(0.03)	(0.03)	(0.02)
Total distributions	(0.07)	(0.04)	(0.03)	(0.03)	(0.02)
Net asset value, end of year	$16.60	$14.63	$13.19	$9.82	$13.40
Total Return	13.92%	11.19%	34.58%	(26.52)%	(23.60)%
Ratios/Supplemental Data:
Net assets, end of year (000’s)	$142,169	$117,570	$96,241	$66,980	$60,322
Net expenses to average daily net assets	0.68%	0.66%	0.70%	0.70%	0.70%
Net investment income to average daily net assets	0.45%	0.28%	0.25%	0.29%	0.12%
Portfolio turnover rate	149%	158%	168%	279%	337%
Without the reimbursement of expenses by the adviser, the ratios of net expenses and net investment income (loss) to average net assets would have been:
Expenses	N/A	N/A	0.72%	0.75%	0.90%
Net investment income (loss)	N/A	N/A	0.23%	0.24%	(0.08)%

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

	Frontier Capital Appreciation Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of period	$21.56	$19.72	$12.65	$16.93	$17.25
Income from investment operations:
Net investment loss	(0.12)	(0.09)	(0.09)	(0.10)	(0.07)
Net realized and unrealized gain (loss) on investments	3.39	1.93	7.16	(4.18)	(0.10)
Total from investment operations	3.27	1.84	7.07	(4.28)	(0.17)
Less distributions to shareholders:
In excess of net realized capital gains	(1.88)	—	—	—	(0.15)
Total distributions	(1.88)	—	—	—	(0.15)
Net asset value, end of period	$22.95	$21.56	$19.72	$12.65	$16.93
Total Return	15.13%	9.33%	55.89%	(25.28)%	(1.00)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$147,352	$170,092	$136,225	$72,688	$85,210
Net expenses to average daily net assets	1.11%	1.09%	1.11%	1.13%	1.15%
Net investment loss to average daily net assets	(0.55)%	(0.49)%	(0.63)%	(0.70)%	(0.48)%
Portfolio turnover rate	29%	44%	39%	33%	30%
Without the reimbursement of expenses by the adviser, the ratios of net expenses and net investment income to average net assets would have been:
Expenses	N/A	N/A	N/A	N/A	N/A
Net Investment Income	N/A	N/A	N/A	N/A	N/A

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

	Business Opportunity Value Fund
	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2003	2002(a)
Net asset value, beginning of period	$12.23	$10.09	$7.83	$10.00
Income from investment operations:
Net investment income	0.08	0.06	0.06	0.05
Net realized and unrealized gain (loss) on investments	0.87	2.22	2.26	(2.17)
Total from investment operations	0.95	2.28	2.32	(2.12)
Less distributions to shareholders:
From net investment income	(0.08)	(0.06)	(0.06)	(0.05)
From net realized capital gains	(1.04)	(0.08)	—	—
Total distributions	(1.12)	(0.14)	(0.06)	(0.05)
Net asset value, end of period	$12.06	$12.23	$10.09	$7.83
Total Return	7.81%	22.60%	29.65%	(21.20	)%*
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$52,440	$36,684	$19,182	$10,779
Net expenses to average daily net assets	0.90%	0.90%	0.90%	0.90	%**
Net investment income to average daily net assets	0.57%	0.78%	0.81%	0.71	%**
Portfolio turnover rate	111%	85%	67%	75	%*
Without the reimbursement of expenses by the adviser, the ratios of net expenses and net investment income (loss) to average net assets would have been:
Expenses	1.01%	1.27%	1.53%	1.90	%**
Net investment income (loss)	0.68%	0.41%	0.18%	(0.29	)%**

(a)     Fund commenced operations on February 1, 2002.

*       Not annualized.

**     Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.
NOTES TO FINANCIAL STATEMENTS

M Fund, Inc. (the “Company”) was incorporated in Maryland on August 11, 1995 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2005, the Company consisted of four separate diversified investment portfolios: Brandes International Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund and Business Opportunity Value Fund (singularly the “Fund” or collectively the “Funds”), each of which is, in effect, a separate mutual fund.

The Company offers its shares to separate accounts of certain insurance companies as the underlying funding vehicle for certain variable annuity and variable life insurance policies offered by members of M Financial Group and issued by certain life insurance companies affiliated with M Financial Holdings Incorporated (“M Financial Group”). Shares of the Company may also be sold to qualified pension and retirement plans. In addition, at December 31, 2005, shares of the Company were offered to separate accounts funding variable annuity and variable life contracts issued by M Life Insurance Co., John Hancock Variable Life Insurance Co., Pacific Life Insurance Co., Pruco Life Insurance Co. of Arizona, ING - Security Life of Denver Lincoln National Life, and New York Life and Annuity Corp.

Brandes International Equity Fund’s investment objective is long-term capital appreciation by investing principally in equity securities of foreign issuers, focusing on stocks with capitalizations of $1 billion or more. Turner Core Growth Fund seeks long-term capital appreciation through a diversified portfolio of common stocks of mainly U.S. companies that show strong earnings potential with reasonable market prices. Frontier Capital Appreciation Fund seeks maximum capital appreciation through investment in common stocks of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations that are consistent with the capitalization of those companies found in the Russell 2500. Business Opportunity Value Fund seeks long-term capital appreciation by investing primarily in equity securities of U.S. issuers in the large-to-medium capitalization segment of the U.S. stock market.

1.   Significant Accounting Policies

The following is a summary of significant accounting policies for the Funds. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies and are consistently followed by the Funds in the preparation of the financial statements.

Use of Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio Valuation

Equity securities and other similar investments traded on a recognized U.S. securities exchange are valued at the last sale price on that exchange. If no sale occurs, equity securities traded on a U.S. exchange are valued at the mean between the closing bid and closing asked price. Equity securities and other similar

M Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)

1.   Significant Accounting Policies (Continued)

investments traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price. If no sale occurs, equities traded on NASDAQ are valued at the mean between the closing bid and closing asked price. Equity securities and other similar investments traded on a foreign exchange are generally valued according to the latest closing values on that exchange prior to the close of the New York Stock Exchange. Equities traded on a foreign exchange, for which no sale occurs, are valued at the official bid price. Unlisted equity securities for which market quotations are readily available are valued at the last sale price or, if no sale occurs, at the mean between the last bid and last asked price. Debt securities and other fixed-income investments of the Funds with a remaining maturity of sixty-one days or more will be valued at prices supplied by independent pricing agents approved by the Board of Directors. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. Securities for which there are no readily available market quotations or whose market value does not, in M Financial Investment Adviser, Inc.’s (the “Adviser”) opinion, reflect fair value, are valued at fair value using methods determined in good faith by the Board of Directors.

Repurchase Agreements

Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation (i.e. collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund’s holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Funds’ Adviser, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Foreign Currency

The Funds may invest in non-U.S. dollar denominated assets. Foreign currencies, investments and other assets and liabilities of the Fund are translated into U.S. dollars at the exchange rates available at twelve noon Eastern Time. Purchases and sales of investment securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate that portion of the results for changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Net realized foreign currency gains and losses result from changes in exchange rates, including foreign currency gains

M Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)

1.   Significant Accounting Policies (Continued)

and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund’s and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gains and losses on investment transactions.

Forward Foreign Currency Contracts

Brandes International Equity Fund may enter into forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at settlement date.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts can limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

At December 31, 2005, Brandes International Equity Fund had no open forward foreign currency contracts.

Futures Contracts

Brandes International Equity Fund may invest in futures. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities. The Brandes International Equity Fund may enter into futures transactions only as a hedge against the risk of unexpected changes in the value of securities held or intended to be held by the Fund. Hedging theoretically reduces market risk, and exposure exists to the extent there is a related imperfect correlation. The use of futures contracts involves the risk of imperfect correlation in movement in the price of the futures contracts compared to the underlying hedged assets. The loss from investing in futures that are unhedged or uncovered, is potentially unlimited. The Funds enter into futures contracts only on exchanges or boards of trade where the exchange or board of trade acts as the counter party to the transaction. Thus, credit risk on such transactions is limited to the failure of the exchange or board of trade.

Upon entering into a futures contract, the Fund is required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker’s margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking to market” the contract on a daily basis to reflect the value of the contract’s settlement price at

M Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)

1.   Significant Accounting Policies (Continued)

the end of each day’s trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

During the year ended December 31, 2005, Brandes International Equity Fund engaged in no futures trading activity.

Options Contracts

Brandes International Equity Fund may purchase or write options.

A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss equal to the premium paid. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less the cost of the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option’s quoted market price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security. The liability related to such options is also eliminated when this occurs. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. This loss can be greater than premium received. In addition, the Fund could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

During the year ended December 31, 2005, Brandes International Equity Fund did not trade options contracts.

M Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)

1.   Significant Accounting Policies (Continued)

Securities Transactions, Investment Income and Expenses

Securities transactions are recorded as of the trade date. Realized gains or losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount earned less premiums amortized. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Investment income is recorded net of foreign taxes withheld where the recovery of such taxes is uncertain. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Most expenses of the Company can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between funds by the Company.

Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, and distributes net short-term capital gains, if any, on an annual basis. Each Fund also distributes, at least annually, substantially all of the long-term capital gains in excess of available capital losses, if any, which it realizes for each taxable year. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences, including the deferral of wash sales and the deferral of net realized capital losses recognized subsequent to October. Permanent differences relating to shareholder distributions will result in differing characterization of distributions made by each Fund and reclassifications to paid-in capital.

Security Lending

The Funds may lend their securities to certain qualified brokers. Investors Bank and Trust Company acts as the stock lending agent for the Funds. The loans are collateralized at all times with cash or securities with a value at least equal to the value plus accrued interest of the securities on loan. When a fund lends securities, there is a risk that the borrower may fail to return the securities.  As a result, the fund may incur a loss or, in the event of a borrower’s bankruptcy, may be delayed in, or prevented from, liquidating the collateral.  The fund will bear the risk of loss with the respect to the investment of cash collateral. The Funds receive compensation in the form of fees, or it retains a portion of interest on the investments of any cash received as collateral for lending their securities. The Funds also continue to receive interest or dividends on the securities loaned.

M Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)

1.   Significant Accounting Policies (Continued)

At December 31, 2005, the value of the securities on loan and the value of the related collateral were as follows:

	Value of Loaned Securities	Collateral Value
Brandes International Equity Fund	$16,792,913	$17,603,891
Turner Core Growth Fund	10,114,206	10,382,540
Frontier Capital Appreciation Fund	24,073,809	25,290,236
Business Opportunity Value Fund	4,347,751	4,479,301

Federal Income Taxes

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no provision for federal income or excise tax is necessary. The Brandes International Equity Fund elected to defer to its fiscal year ending December 31, 2005, $10,744 of currency losses recognized during the period November 1, 2005 to December 31, 2005.

At December 31, 2005, Turner Core Growth Fund had tax basis capital loss carryforwards. Such losses may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

Fund	Expiring in 2009	Expiring in 2010	Expiring in 2011	Total
Turner Core Growth Fund	$—	$6,643,651	$—	$6,643,651

2.   Advisory Fee and Other Transactions with Affiliates

The Company has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser. The Advisory Agreement provides for the Funds to pay the Adviser a quarterly fee at an annual rate of the value of each Fund’s average daily net assets as follows:

Fund	Total Advisory Fees
Brandes International Equity Fund	1.10% of the 1st $10 million 0.95% of the next $10 million 0.75% of the next $30 million 0.65% on amounts above $50 million
Turner Core Growth Fund	0.45%
Frontier Capital Appreciation Fund	0.90%
Business Opportunity Value Fund	0.65% of the first $50 million 0.60% of the next $50 million 0.55% of the next $100 million 0.50% on amounts above $200 million

M Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)

2.   Advisory Fee and Other Transactions with Affiliates (Continued)

For the period from May 1, 2005 to April 30, 2006, the Adviser has contractually agreed to reimburse each fund for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of a fund’s annualized daily average net assets.

Prior to May 1, 2005, the Adviser has contractually agreed to reimburse each fund for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of a fund’s annualized daily average net assets.

The Adviser has engaged Brandes Investment Partners, L.P., Turner Investment Partners, Inc., Frontier Capital Management Company, LLC and Iridian Asset Management LLC to act as sub-advisers to provide day to day portfolio management for the Brandes International Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund and Business Opportunity Value Fund, respectively.

The Adviser has retained the services of Sub-Advisers to provide the day-to-day portfolio management for the Funds. As compensation for their services, each Sub-Adviser receives a fee (paid by the Adviser) based on the average daily net assets of the applicable Fund at the following annual rates:

Fund	Total Sub-Advisory Fees
Brandes International Equity Fund	0.95% on the first $10 million 0.80% on the next $10 million 0.60% on the next $30 million 0.50% on the amounts above $50 million
Turner Core Growth Fund	0.30%
Frontier Capital Appreciation Fund	0.75%
Business Opportunity Value Fund	0.50% on the first $50 million 0.45% on the next $50 million 0.40% on the next $100 million 0.35% on the amounts above $200 million

M Holdings Securities, Inc. acts as distributor (the “Distributor”) for each of the Funds. The Distributor is a wholly-owned subsidiary of M Financial Group. No fees are due the Distributor for these services.

No officer, director or employee of the Adviser, or sub-advisers receives any compensation from the Company for serving as a director or officer of the Company. The Company paid each Director who is not an officer or employee of the Adviser and their affiliates, $10,000 per annum plus $500 per meeting attended and reimbursed each such Director for travel and out-of-pocket expenses. Effective March 4, 2005, the directors and officers fees increased to $20,000 annual retainer with a $1,500 per meeting attended with an additional $1,500 per Audit Committee meeting attended. The Chairman and Audit Committee Chair receives an additional $10,000 annually.

M Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)

3.   Purchases and Sales of Securities

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended December 31, 2005, were as follows:

	Non-U.S. Government Securities
	Purchases	Sales
Brandes International Equity Fund	$105,939,443	$79,688,313
Turner Core Growth Fund	188,018,685	178,711,057
Frontier Capital Appreciation Fund	40,239,585	77,904,732
Business Opportunity Value Fund	64,354,491	55,243,235

4.   Common Stock

The Funds are authorized to issue and has classified 400,000,000 shares of common stock with a $0.001 par value. At December 31, 2005, authorized shares were allocated to each Fund as follows:

Portfolio	Authorized Shares
Brandes International Equity Fund	100,000,000
Turner Core Growth Fund	100,000,000
Frontier Capital Appreciation Fund	100,000,000
Business Opportunity Value Fund	100,000,000

Changes in the capital shares outstanding were as follows:

	Brandes International		Turner Core
	Equity Fund		Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004
Shares sold	5,787,569	4,620,187	2,927,331	2,403,662
Shares repurchased	(4,725,762)	(2,182,993)	(2,433,319)	(1,684,090)
Distributions reinvested	1,268,408	933,553	33,509	19,347
Net increase	2,330,215	3,370,747	527,521	738,919
Fund Shares:
Beginning of period	16,158,675	12,787,928	8,037,241	7,298,322
End of period	18,488,890	16,158,675	8,564,762	8,037,241

M Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)

4.   Common Stock (Continued)

	Frontier Capital		Business Opportunity
	Appreciation Fund		Value Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004
Shares sold	1,816,999	4,346,780	2,801,793	1,301,474
Shares repurchased	(3,760,307)	(3,365,591)	(1,828,875)	(237,196)
Distributions reinvested	474,706	—	376,238	32,752
Net increase (decrease)	(1,468,602)	981,189	1,349,156	1,097,030
Fund Shares:
Beginning of period	7,890,298	6,909,109	2,999,031	1,902,001
End of period	6,421,696	7,890,298	4,348,187	2,999,031

5.   Financial Instruments

Brandes International Equity Fund regularly trades financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to market risks, such as forward foreign currency exchange rates. These financial instruments are limited to forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investments the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

6.   Investments in Foreign Markets

At December 31, 2005, a portion of the Brandes International Equity Fund’s net assets consist of securities denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Foreign securities are generally subject to greater price volatility, more limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States.

7.   Beneficial Interest

Shares of the Funds are owned by insurance companies as depositors of separate accounts which are used primarily to fund variable annuity contracts and variable life insurance contracts. As of December 31, 2005, M Financial Holdings Incorporated., M Life Insurance Co., John Hancock Variable Life Insurance Co., Pacific Life Insurance Co., Pruco Life Insurance Co. of Arizona, ING- Security Life of Denver, Lincoln National Life Insurance Co. and New York Life and Annuity Corp., through their separate accounts, the separate accounts of insurance company subsidiaries and direct ownership of seed money shares, owned all shares of the Funds. John Hancock Variable Life Insurance Co. and Pacific Life Insurance Co. may each be deemed a control person of certain Funds in which their separate accounts hold more than 25% of the shares of such Funds.

M Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)

7.   Beneficial Interest (Continued)

At December 31, 2005 the ownership of each fund was as follows:

	Percentage of Ownership
			John Hancock	Pacific
	M Financial	M Life	Variable Life	Life
	Holdings Inc.	Insurance Co.	Insurance Co.	Insurance Co.
Brandes International Equity Fund	—	1.7%	44.7%	45.7%
Turner Core Growth Fund	3.4%	3.1%	41.0%	29.4%
Frontier Capital Appreciation Fund	—	2.5%	50.8%	40.1%
Business Opportunity Value Fund	6.2%	6.5%	36.0%	43.7%

	Percentage of Ownership
	ING-Security	Pruco Life	Lincoln	New York
	Life of	Insurance Co.	National Life	Life and
	Denver	Of Arizona	Insurance Co.	Annuity Corp.
Brandes International Equity Fund	5.6%	1.0%	1.1%	0.2%
Turner Core Growth Fund	2.4%	19.2%	1.0%	0.5%
Frontier Capital Appreciation Fund	5.2%	0.4%	0.8%	0.2%
Business Opportunity Value Fund	6.0%	0.5%	1.1%	—

8.   Tax information

At December 31, 2005, aggregated gross unrealized appreciation for investment securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for investment securities in which there is an excess of tax cost over value were as follows:

	Federal	Tax Basis	Tax Basis	Tax Basis
	Income Tax	Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Appreciation
Brandes International Equity Fund	$285,792,125	$58,048,824	$(9,382,255)	$48,666,569
Turner Core Growth Fund	131,351,694	20,236,125	(859,204)	19,376,921
Frontier Capital Appreciation Fund	125,829,642	41,251,237	(5,233,337)	36,017,900
Business Opportunity Value Fund	51,073,999	3,681,175	(340,317)	3,340,858

M Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)

8.   Tax information (Continued)

The tax character of distributions paid during 2005 and 2004 were as follows:

	Year ended	Year ended
	December 31, 2005	December 31, 2004
	Amount	Amount
Brandes International Equity Fund
Distributions paid from:
Ordinary Income	$7,622,182	$3,978,953
Long-Term Capital Gain	14,321,994	11,879,051
Total Distributions	21,944,176	15,858,004
Turner Core Growth Fund
Distributions paid from:
Ordinary Income	$561,206	$282,684
Long-Term Capital Gain	—	—
Total Distributions	561,206	282,684
Frontier Capital Appreciation Fund
Distributions paid from:
Ordinary Income	$—	$—
Long-Term Capital Gain	10,965,723	—
Total Distributions	10,965,723	—
Business Opportunity Value Fund
Distributions paid from:
Ordinary Income	$728,983	$182,428
Long-Term Capital Gain	3,830,212	218,457
Total Distributions	4,559,195	400,885

At December 31, 2005, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed	Unrealized	Other
	Ordinary Income	Long-Term Gain	Appreciation/ Depreciation	Capital Losses	Total Distributable Earnings
Brandes International Equity Fund	$1,432,965	$8,922,924	$48,664,172	$(6,292)	$59,013,769
Turner Core Growth Fund	—	—	19,376,921	(6,643,651)	12,733,270
Frontier Capital Appreciation Fund	—	1,076,477	36,017,916	(17)	37,094,376
Business Opportunity Value Fund	1,317,690	1,682,608	3,340,858	—	6,341,156

M Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)

9.   Disclosure of Certain Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications.  The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risks of loss to be remote.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of M Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Brandes International Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund and Business Opportunity Value Fund (constituting M Fund, Inc., hereafter referred to as the “Funds”), at December 31, 2005, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 22, 2006

Supplemental Information (Unaudited)

Directors’ and Officers’ Tables

Interested Director*:

Name, Address and D.O.B.	Position Held with Fund	Term of Office and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Peter W. Mullin (1) Mullin Consulting, Inc. 644 S. Figueroa St. Los Angeles, CA 90017 (Born: 1/14/41)	Director	Indefinite Ten years	Chairman, Mullin Consulting, Inc. (insurance agency)	4	Avery Dennison, Mrs. Fields Original Cookies, Inc.

*                    Interested person as defined by the 1940 Act.

(1)          Mr. Mullin is deemed to be interested because he owns 26.6% of M Financial Holdings Incorporated (“M Financial Group”), which controls the Company’s Adviser.

Independent Directors:

Name, Address and D.O.B.	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Gerald Bidwell 320 SW 6th Ave. Portland, OR 97204 (Born: 6/6/42)	Director	Indefinite Ten years	Retired. Through 2003, President and Chief Executive Officer, Bidwell & Co. (discount brokerage firm).	4	N/A
Neil E. Goldschmidt P.O. Box 9 Dundee, OR 97115 (Born: 6/16/40)	Director	Indefinite Ten years	Retired. Through 2004, President, Neil Goldschmidt, Inc. (law firm).	4	N/A
Philip W. Halpern 375 East 57th St. Chicago, IL 60637 (Born: 7/19/54)	Director and Chairman of the Board	Indefinite Ten years	Vice President and Chief Investment Officer, The University of Chicago, from July 21, 1998 to 2004.	4	Chapin Hall/University of Chicago, NBIS, RREEF America REIT II, Inc., SunTx Capital
W. Dana Northcut 140 South Dearborn St. Suite 1500 Chicago, IL 60603 (Born: 2/29/56)	Director and Audit Committee Chairman	Indefinite Two years	Principal, Chicago Partners; Adjunct Associate Professor of Accounting, Graduate School of Business, University of Chicago .	4	N/A

There is no family relationship between any of the Directors listed above.

**             Each director serves for an indefinite term in accordance with the current by-laws of  the Company until the date a director resigns, retires or is removed by the Board of Directors or shareholders in accordance with the Articles of Incorporation of the Company.

Supplemental Information (Unaudited) (Continued)

Principal Officers who are not Directors*:

Name, Address and D.O.B.	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorships Held by Director
Daniel F. Byrne(1) M Fund, Inc. 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 10/27/56)	President	One year Ten years	Senior Vice President, Product Development and Sales Support, M Financial Group	4	N/A
David W. Schutt(2) M Fund, Inc. 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 7/4/55)	Secretary and Treasurer	One year Ten years	Secretary of M Life and Director of Finance for M Financial Group	4	N/A
JoNell Hermanson(3) 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 7/25/59)	Chief Compliance Officer and Marketing Officer	One year Two years	Vice President of Sales and Support and Marketing Officer for M Financial Investment Advisers, Inc.; Director of Product Development and Sales Support for M Financial Group, 1993-2003.	4	N/A

*                    Interested person as defined by the 1940 Act.

(1)          Mr. Byrne is deemed to be interested because he serves as a Director of M Holdings Securities, Inc.; the Company’s distributor, and is President/Director of the Company’s Adviser.

(2)          Mr. Schutt is deemed to be interested because he serves as Secretary and Treasurer of the Company’s Adviser and M Holding Securities, Inc.

(3)          Ms. Hermanson is deemed to be interested because she serves as Chief Compliance Officer of the Company’s Adviser.

The Statement of Additional Information includes additional information about the Fund’s directors and is available, without charge, upon request, by calling 1-888-736-2878.

Quarterly Form N-Q Portfolio Schedule

Each portfolio will file its complete schedule with the Security and Exchange Commission (“SEC”) on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Fund’s Form N-Q will be available on the Company’s website at www.mfin.com and on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Supplemental Information (Unaudited) (Continued)

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures and the Fund’s proxy voting record for the most recent twelve-month period ending June 30, 2005 are available (1) without charge, upon request, by calling the Company toll-free at 1-888-736-2878; and (2) on the SEC’s website at http://www.sec.gov.

Tax Disclosures

The following percentages represent the portion, of dividend income received by the funds through December 31, 2005, that qualifies for a reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	Qualified Dividend Income
Brandes International Equity Fund	46.3%
Turner Core Growth Fund	100.0%
Business Opportunity Value Fund	54.3%

For corporate shareholders, a portion of the ordinary dividends paid during the Fund’s year ended December 31, 2005 qualified for the dividends received deduction as follows:

Fund	Dividend Received Deduction
Turner Core Growth Fund	100.0%
Business Opportunity Value Fund	57.7%

Brandes International Equity Fund

In accordance with federal tax law, the Fund elects to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund hereby makes the following designations regarding its fiscal year ended December 31, 2005:

•  the total amount of tax paid to foreign countries was $239,310

•  the total amount of income sourced from foreign countries was $5,582,076

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005.

M Fund, Inc.
HYPOTHETICAL EXPENSE EXAMPLE (Unaudited)

Actual Expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

M Fund, Inc.
HYPOTHETICAL EXPENSE EXAMPLE (Unaudited)

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio	Expenses Paid During Period* (July 1 to December 31, 2005)
Brandes International Equity Fund
Actual	$1,000.00	$1,146.20	0.92%	$4.98
Hypothetical (5% return before expenses)	1,000.00	1,020.57	0.92%	4.69
Turner Core Growth Fund
Actual	1,000.00	1,123.00	0.68%	$3.64
Hypothetical (5% return before expenses)	1,000.00	1,021.80	0.68%	3.47
Frontier Capital Appreciation Fund
Actual	1,000.00	1,138.60	1.11%	$5.98
Hypothetical (5% return before expenses)	1,000.00	1,019.60	1.11%	5.65
Business Opportunity Value Fund
Actual	1,000.00	1,082.90	0.90%	$4.73
Hypothetical (5% return before expenses)	1,000.00	1,019.89	0.90%	4.58

*                    Expenses are calculated using each Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

Item 2. Code of Ethics.

As of December 31, 2005, the Registrant has adopted a code of ethics that applies to the Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial and Accounting Officer. For the year ended December 31, 2005, there were no amendments to a provision of its code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of its code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert serving on the Registrant’s audit committee is W. Dana Northcut, who is “independent” as defined in Item 3 of Form N-CSR. Mr. Northcut serves as Chairman of the Registrant’s audit committee.

Item 4. Principal Accountant Fees and Services.

(a)                                  AUDIT FEES: The aggregate fees billed for professional services rendered by its principal accountants, PricewaterhouseCoopers LLP for the audit of the Registrant’s annual financial statements for 2005 and 2004 were $85,000 and $76,330, respectively.

(b)                                 AUDIT RELATED FEES: No such fees were billed to the Registrant by PricewaterhouseCoopers LLP for 2005 or 2004.

(c)                                  TAX FEES: The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning for 2005 and 2004 were $23,252 and $13,470, respectively. Such services included the preparation of the year-end tax provision and excises tax work.

(d)                                 ALL OTHER FEES:  No such fees were billed to the Registrant by PricewaterhouseCoopers LLP for 2005 or 2004.

(e)                                  (1)The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2)The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable

(c) 100%

(d) Not applicable

(f)                                    Not applicable.

(g)                                 The aggregate non-audit fees billed by PricewaterhouseCoopers LLP to the Registrant for the fiscal years ending December 31, 2005 and December 31, 2004 were $24,140 and $13,470, respectively.  No such services were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

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(h)                                 Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments

A schedule of investments is contained in the Registrant’s annual report, which is attached to this report in response to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing of this report, the Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant (1) on Form N-CSR is recorded, processed, summarized and reported within the required time periods, and (2) in the reports that the Registrant files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics is attached.

(a)(2) Section 302 Certification letters are attached.

(b) Section 906 Certifications are attached.

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

M Fund, Inc.

By: /s/ Daniel F. Byrne
Daniel F. Byrne President/Principal Executive Officer

Date:	3/6/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Daniel F. Byrne
Daniel F. Byrne President/Principal Executive Officer

Date:	3/6/06

By: /s/ David W. Schutt
David W. Schutt Treasurer/Principal Financial and Accounting Officer

Date:	3/6/06

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